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                           SMITH BARNEY FUNDS, INC.
                               on behalf of the
                            SMITH BARNEY SHORT-TERM
                       HIGH GRADE BOND FUND (the "Fund")

                        Supplement dated May 9, 2003 to
              Prospectus and Statement of Additional Information
                             dated April 30, 2003

   The following information revises, supercedes and supplements, as applicable, the information in the prospectus and statement of additional information.

Name Change

   The Board of Directors of Smith Barney Funds, Inc. approved a change that will broaden the scope of the Fund's principal investments from "high grade" to "investment grade" fixed income securities. Investment grade securities are securities rated by a national ratings organization at the time of purchase within one of the top four categories, or if unrated, judged by the manager to be of comparable credit quality. Securities rated "high grade" are rated at the time of purchase within one of the top three categories. The Fund's investment objective to seek current income, preservation of capital and liquidity remains unchanged. This change is effective on May 12, 2003. To reflect this change in investment strategy, the Board also approved a change in the Fund's name on May 12, 2003. From that date, the Fund will be called Smith Barney Short-Term Investment Grade Bond Fund.

Principal investment strategies

   Key Investments Under normal market conditions the Fund will invest at least 80% of net assets plus any borrowings for investment purposes in "investment grade" fixed income securities. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage and asset backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics.

FD 02763